                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:  03-13272
        DEBTORS                                   REPORTING PERIOD:  April, 2004


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                               DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                             Form No.        Attached        Attached
Schedule of Cash Receipts and Disbursements                                     MOR-1             X                X
     Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1(CONT.)         X
     Copies of bank statements                                                                    X                X
     Cash disbursements journals
Statement of Operations                                                         MOR-2                              X
Balance Sheet                                                                   MOR-3             X
Status of Postpetition Taxes                                                    MOR-4                              X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                            MOR-4             X
    Listing of aged accounts payable                                            MOR-5             X
Debtor Questionnaire                                                            MOR-5             X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Steven L. Victor                              6/8/04
---------------------------------------         -----------------
Signature of Debtor                               Date


---------------------------------------         -----------------
Signature of Joint Debtor                         Date


---------------------------------------         -----------------
Signature of Authorized Individual*               Date


---------------------------------------         -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:   03-13272
                                                  REPORTING PERIOD:  April, 2004


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                  ----------------------------------------------------------------------------------------
                                                                         LASALLE BANK
                                  ----------------------------------------------------------------------------------------
APRIL                                   INVESTMENT ACCOUNT              ESTATE CHECKING             INVESTMENT ACCOUNT
                                    Professional Fee Carve Out                                         Sale Proceeds
                                            8603339105                    5800683731                    8603330591
                                  ----------------------------------------------------------------------------------------
BEGINNING CASH                                     $2,000,555                   $225,140                  $100,574,916
CASH - END OF MONTH                                $2,001,621                   $305,721                   $99,994,887

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of April 30, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iii) a schedule of actual and projected liabilities to be assumed by SeverStal.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of April 30, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.3M for the payment of property taxes and mechanics' liens, (iii) $150,000 for outstanding checks at the close of the SeverStal asset purchase.

ROUGE INDUSTRIES, INC.                                    CASE NO.:   03-13272
UNRESTRICTED CASH ACTIVITY -                      REPORTING PERIOD:  April, 2004
LASALLE BANK ACCOUNTS
Month ended April 30, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                    $    225,140.30
   Plus
     Receipts
       Funding from LaSalle Investment Account (#8603330591)                 650,000.00
                                                                        ---------------
     Total Receipts                                                          650,000.00

   Less
     Disbursements
       FTI Consulting                                                       (200,000.00)
       UAW - Ford Legal Services                                             (76,599.79)
       WCC of Michigan                                                       (48,000.00)
       Towers Perrin                                                         (20,442.00)
       State Street Bank - Pension Administrator                             (12,535.00)
       Expense Report - W. Hornberger                                         (3,811.57)
       Expense Report - G.P. Latendresse                                      (1,335.60)
       U.S. Trustee Fees                                                        (750.00)
       Health Benefits
         Blue Cross Blue Shield                                              (56,718.11)
         Blue Preferred                                                      (26,935.74)
         Health Alliance Plan                                                 (9,449.52)
         Unicare Admin Fees                                                   (4,589.46)
         Care Choices                                                         (3,963.14)
         Mcare                                                                (2,719.77)
         Midwestern Dental                                                    (1,022.25)
         SVS Vision                                                             (439.96)
         National Footcare                                                      (178.53)
                                                                        ---------------
       Subtotal - Disbursements                                             (469,490.44)

                                                                        ---------------
   Ending Balance - Bank                                                     405,649.86
     Check Float                                                             (99,928.48)
                                                                        ---------------
   Ending Balance - Book                                                $    305,721.38
                                                                        ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                    $100,574,916.02

   Plus
     Interest - LaSalle                                                       53,393.46
     Interest - Comerica                                                      16,577.96
                                                                        ---------------
                                                                              69,971.42
   Less
     Funding of LaSalle Checking Account (Acct. #5800683731)                (650,000.00)
                                                                        ---------------
   Ending Balance                                                       $ 99,994,887.44
                                                                        ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                    $  2,000,554.64

   Plus
     Interest                                                                  1,065.87
                                                                        ---------------
   Ending Balance                                                       $  2,001,620.51
                                                                        ===============

                                                                        ---------------
ENDING BALANCE - UNRESTRICTED CASH                                      $102,302,229.33
                                                                        ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of May 12, 2004


                                                         FEBRUARY         MARCH           APRIL            MAY
                                                          Actual          Actual          Actual         Forecast
                                                       ------------    ------------    ------------    ------------
  Beginning Estate Cash                                $113,363,867    $101,842,989    $102,739,868    $102,302,229

  Satisfaction of Perfected Liens                      $         --    $         --    $         --    $         --

  Pre-Closing Expenses
    Professional Fees
    Taxes
    Employment Costs Other Than Taxes:
    Severance Costs
    Other Excluded Liabilities                                                               76,600
                                                       ------------    ------------    ------------    ------------
    Subtotal - Pre-Closing Expenses                    $         --    $         --    $     76,600    $         --

  Post Closing Administrative Expenses:
    Professional Fees                                  $    200,000    $    200,750    $    299,753    $         --
    Ordinary Course Professionals                                             7,082          20,442         253,908
    Other Payroll / Support (1)                                               7,080           2,573         257,453
    Occupancy Costs                                                              --              --              --
    Insurance                                                               700,250          48,000              --
    Bank Fees                                                55,557              --              --           7,500
    Other                                                                    12,535              --         100,000
    Post-Close Benefits for Separated Employees (2)                         127,653          61,308       2,228,064
                                                       ------------    ------------    ------------    ------------
    Subtotal - Post-Closing Expenses                   $    255,557    $  1,055,351    $    432,076    $  2,846,925
                                                       ------------    ------------    ------------    ------------
  Total Expenses                                       $    255,557    $  1,055,351    $    508,676    $  2,846,925

  Cash Inflows
    Cancellation of LCs                                   6,270,000
    Transfer of Funded Professional Fee Carve Out                         2,000,000
    Return of Returned Check Reserve                                                                        150,000
    Settlement of County Property Taxes
    Other                                                 1,966,722
    Interest Income (at .7% per year)                        54,122          32,482          71,037          59,676
                                                       ------------    ------------    ------------    ------------
  Total Cash Inflows                                   $  8,290,843    $  2,032,482    $     71,037    $    209,676

  Distributions
    Bank One                                              8,000,000
    Cleveland-Cliffs                                     11,556,165
    Ford
    Reclamation Claimants
    Unsecured Creditors                                                      80,251
                                                       ------------    ------------    ------------    ------------
  Total Distributions                                  $ 19,556,165    $     80,251    $         --    $         --
                                                       ------------    ------------    ------------    ------------
  ENDING ESTATE CASH                                   $101,842,989    $102,739,868    $102,302,229    $ 99,664,981

MEMO
  Cumulative Pmt. of Liabilities Assumed by SNA           4,976,665       7,416,483       7,740,890       9,227,374
  Funds in Disbursement Account                               1,000         225,140         305,721


                                                           JUNE            JULY           AUGUST         SEPTEMBER
                                                         Forecast        Forecast        Forecast        Forecast
                                                       ------------    ------------    ------------    ------------
  Beginning Estate Cash                                $ 99,664,981    $102,963,614    $101,968,838    $101,222,530

  Satisfaction of Perfected Liens                      $         --    $         --    $         --    $         --

  Pre-Closing Expenses
    Professional Fees
    Taxes
    Employment Costs Other Than Taxes:
    Severance Costs
    Other Excluded Liabilities
                                                       ------------    ------------    ------------    ------------
    Subtotal - Pre-Closing Expenses                    $         --    $         --    $         --    $         --

  Post Closing Administrative Expenses:
    Professional Fees                                  $    488,002    $    714,601    $    495,143    $    764,709
    Ordinary Course Professionals                           194,000          97,000          97,000          52,000
    Other Payroll / Support (1)                             130,500         130,500         130,500         130,500
    Occupancy Costs                                              --              --           3,500           3,500
    Insurance                                                    --              --              --              --
    Bank Fees                                                 7,500           7,500           7,500           7,500
    Other                                                    25,000          25,000          25,000          25,000
    Post-Close Benefits for Separated Employees (2)         138,503          80,237          47,148              --
                                                       ------------    ------------    ------------    ------------
    Subtotal - Post-Closing Expenses                   $    983,504    $  1,054,838    $    805,790    $    983,209
                                                       ------------    ------------    ------------    ------------
  Total Expenses                                       $    983,504    $  1,054,838    $    805,790    $    983,209

  Cash Inflows
    Cancellation of LCs                                   4,224,000
    Transfer of Funded Professional Fee Carve Out
    Return of Returned Check Reserve
    Settlement of County Property Taxes
    Other
    Interest Income (at .7% per year)                        58,138          60,062          59,482          59,046
                                                       ------------    ------------    ------------    ------------
  Total Cash Inflows                                   $  4,282,138    $     60,062    $     59,482    $     59,046

  Distributions
    Bank One
    Cleveland-Cliffs
    Ford
    Reclamation Claimants
    Unsecured Creditors
                                                       ------------    ------------    ------------    ------------
  Total Distributions                                  $         --    $         --    $         --    $         --
                                                       ------------    ------------    ------------    ------------
  ENDING ESTATE CASH                                   $102,963,614    $101,968,838    $101,222,530    $100,298,367

MEMO
  Cumulative Pmt. of Liabilities Assumed by SNA           9,819,342       9,894,094       9,949,058      10,000,000
  Funds in Disbursement Account

                                                                                       ------------
                                                         OCTOBER         NOVEMBER       CUMULATIVE
                                                         Forecast        Forecast         TOTAL
                                                       ------------    ------------    ------------
  Beginning Estate Cash                                $100,298,367    $ 96,171,147    $113,363,867

  Satisfaction of Perfected Liens                      $         --    $         --    $         --

  Pre-Closing Expenses
    Professional Fees                                                                            --
    Taxes                                                                                        --
    Employment Costs Other Than Taxes:                                                           --
    Severance Costs                                                                              --
    Other Excluded Liabilities                                                               76,600
                                                       ------------    ------------    ------------
    Subtotal - Pre-Closing Expenses                    $         --    $         --    $     76,600

  Post Closing Administrative Expenses:
    Professional Fees                                  $  2,054,738    $         --    $  5,217,695
    Ordinary Course Professionals                            52,000          52,000         825,433
    Other Payroll / Support (1)                             311,000         311,000       1,411,106
    Occupancy Costs                                           3,500           3,500          14,000
    Insurance                                                    --              --         748,250
    Bank Fees                                                 7,500           7,500         108,057
    Other                                                    25,000          25,000         262,535
    Post-Close Benefits for Separated Employees (2)         254,989              --       2,937,902
                                                       ------------    ------------    ------------
    Subtotal - Post-Closing Expenses                   $  2,708,727    $    399,000    $ 11,524,978
                                                       ------------    ------------    ------------
  Total Expenses                                       $  2,708,727    $    399,000    $ 11,601,578

  Cash Inflows
    Cancellation of LCs                                                                  10,494,000
    Transfer of Funded Professional Fee Carve Out                                         2,000,000
    Return of Returned Check Reserve                                                        150,000
    Settlement of County Property Taxes                                                          --
    Other                                                                                 1,966,722
    Interest Income (at .7% per year)                        58,507          56,100         568,653
                                                       ------------    ------------    ------------
  Total Cash Inflows                                   $     58,507    $     56,100    $ 15,179,374

  Distributions
    Bank One                                                                              8,000,000
    Cleveland-Cliffs                                                                     11,556,165
    Ford                                                                                         --
    Reclamation Claimants                                 1,477,000                       1,477,000
    Unsecured Creditors
                                                       ------------    ------------    ------------
  Total Distributions                                  $  1,477,000    $         --    $ 21,033,165
                                                       ------------    ------------    ------------
  ENDING ESTATE CASH                                   $ 96,171,147    $ 95,828,247    $ 95,908,499
                                                                                       ------------
MEMO
  Cumulative Pmt. of Liabilities Assumed by SNA          10,000,000      10,000,000      10,000,000
  Funds in Disbursement Account

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of May 12, 2004

                                                         -----------
                                                           BUDGETED      FEBRUARY        MARCH          APRIL
                                                                          Actual         Actual         Actual
                                                         -----------    -----------    -----------    -----------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
     Transaction & Unpaid Pre-Closing Costs              $ 5,004,708    $   265,051      1,833,192        252,126
  Taxes:
     Sales & Use, Franchise and Other Taxes                                  34,608             --             --
     Payroll Taxes                                           495,292        149,272            452             --
  Employment Costs Other Than Taxes:
     Accrued Wages                                         2,300,000      1,525,640            700             --
     Unprocessed Insurance Claims                            200,000             --             --             --
     Incurred But Not Reported Insurance Claims              800,000             --        368,416             --
     Life and Disability Insurance                           700,000         83,647             --             --
     Post Petition Postemployment Cost Reserve               200,000             --         15,289             --
     Other Employment Costs (Trust Fund)                     300,000        129,119         78,695          2,039
  Other Excluded Liabilities                                      --         37,654             14          1,786
                                                         -----------    -----------    -----------    -----------
Total Pre Closing Date Administrative & Lien Expenses    $10,000,000    $ 2,224,990    $ 2,296,758    $   255,952

POST CLOSING ADMINISTRATIVE EXPENSES
     Post Closing Professional Fees                               --             --    $    20,102             --
     Estate Contract Pay (1)                                      --             --             --             --
     D&O Insurance                                                --             --             --             --
     Ordinary Course Professionals                                --             --             --             --
     Bank Fees                                                    --             --             --             --
     Occupancy Costs                                              --             --             --             --
     Ad Hoc Clerical Support                                      --             --             --             --
     Other                                                        --             --             --             --
     Post Close Benefits for Separated Employees (2)              --         95,634        122,958         68,455
                                                         -----------    -----------    -----------    -----------
Total Post Closing Administrative Expenses               $        --    $    95,634    $   143,060    $    68,455
                                                         -----------    -----------    -----------    -----------
TOTAL EXPENSES                                           $10,000,000    $ 2,320,625    $ 2,439,818    $   324,407
                                                         -----------    -----------    -----------    -----------
  Morgan Joseph fee (paid at close)                                       2,656,040
                                                                        -----------    -----------    -----------
CUMULATIVE                                                              $ 4,976,665    $ 7,416,483    $ 7,740,890
                                                                        -----------    -----------    -----------


                                                            MAY            JUNE           JULY          AUGUST
                                                          Forecast       Forecast       Forecast       Forecast
                                                         -----------    -----------    -----------    -----------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
     Transaction & Unpaid Pre-Closing Costs                  572,165    $        --    $        --    $        --
  Taxes:
     Sales & Use, Franchise and Other Taxes                       --             --             --             --
     Payroll Taxes                                                --             --             --             --
  Employment Costs Other Than Taxes:
     Accrued Wages                                                --             --             --             --
     Unprocessed Insurance Claims                                 --             --             --             --
     Incurred But Not Reported Insurance Claims              214,739         87,541         73,399         54,964
     Life and Disability Insurance                           150,000         65,000          1,353             --
     Post Petition Postemployment Cost Reserve                    --             --             --             --
     Other Employment Costs (Trust Fund)                          --             --             --             --
  Other Excluded Liabilities                                  50,000         50,000             --             --
                                                         -----------    -----------    -----------    -----------
Total Pre Closing Date Administrative & Lien Expenses    $   986,904    $   202,541    $    74,752    $    54,964

POST CLOSING ADMINISTRATIVE EXPENSES
     Post Closing Professional Fees                      $   499,581    $   389,427    $        --    $        --
     Estate Contract Pay (1)
     D&O Insurance
     Ordinary Course Professionals
     Bank Fees
     Occupancy Costs
     Ad Hoc Clerical Support
     Other
     Post Close Benefits for Separated Employees (2)
                                                         -----------    -----------    -----------    -----------
Total Post Closing Administrative Expenses               $   499,581    $   389,427    $        --    $        --
                                                         -----------    -----------    -----------    -----------
TOTAL EXPENSES                                           $ 1,486,484    $   591,968    $    74,752    $    54,964
                                                         -----------    -----------    -----------    -----------
  Morgan Joseph fee (paid at close)
                                                         -----------    -----------    -----------    -----------
CUMULATIVE                                                 9,227,374    $ 9,819,342    $ 9,894,094    $ 9,949,058
                                                         -----------    -----------    -----------    -----------

                                                                                                      -----------
                                                          SEPTEMBER      OCTOBER        NOVEMBER         TOTAL
                                                          Forecast       Forecast       Forecast
                                                         -----------    -----------    -----------    -----------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
     Transaction & Unpaid Pre-Closing Costs              $        --    $        --    $        --    $ 2,922,534
  Taxes:
     Sales & Use, Franchise and Other Taxes                       --             --             --         34,608
     Payroll Taxes                                                --             --             --        149,723
  Employment Costs Other Than Taxes:
     Accrued Wages                                                --             --             --      1,526,340
     Unprocessed Insurance Claims                                 --             --             --             --
     Incurred But Not Reported Insurance Claims               50,942             --             --        850,000
     Life and Disability Insurance                                --             --             --        300,000
     Post Petition Postemployment Cost Reserve                    --             --             --         15,289
     Other Employment Costs (Trust Fund)                          --             --             --        209,853
  Other Excluded Liabilities                                      --             --             --        139,454
                                                         -----------    -----------    -----------    -----------
Total Pre Closing Date Administrative & Lien Expenses    $    50,942    $        --    $        --    $ 6,147,802

POST CLOSING ADMINISTRATIVE EXPENSES
     Post Closing Professional Fees                      $        --    $        --    $        --    $   909,110
     Estate Contract Pay (1)                                                                                   --
     D&O Insurance                                                                                             --
     Ordinary Course Professionals                                                                             --
     Bank Fees                                                                                                 --
     Occupancy Costs                                                                                           --
     Ad Hoc Clerical Support                                                                                   --
     Other                                                                                                     --
     Post Close Benefits for Separated Employees (2)                                                      287,047
                                                         -----------    -----------    -----------    -----------
Total Post Closing Administrative Expenses               $        --    $        --    $        --    $ 1,196,157
                                                         -----------    -----------    -----------    -----------
TOTAL EXPENSES                                           $    50,942    $        --    $        --    $ 7,343,960
                                                         -----------    -----------    -----------    -----------
  Morgan Joseph fee (paid at close)                                                                     2,656,040
                                                         -----------    -----------    -----------    -----------
CUMULATIVE                                               $10,000,000    $10,000,000    $10,000,000    $10,000,000
                                                         -----------    -----------    -----------    -----------

                                                                                                      -----------
                                                             Additional Liabilities to be Assumed:    $        --
                                                                                                      -----------

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

LaSalle Bank N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE


     096                                          Enclosure(s)                22
     ROUGE INDUSTRIES, INC                        Statement Date:       04/30/04
     DEBTOR IN POSSESSION -DISBURSING ACCOUNT     Page 1 of 1
     CASE NO 03-13272                             Account Number      5800683731
     DSI ATTENTION STEVEN VICTOR
     70 W MADISON ST STE 2300
     CHICAGO IL 60602-4250



                             5800683731
Statement Period:   04/01/04 - 04/30/04   Beginning Balance:          225,140.30
                                          Deposits and Additions:     650,000.00
                                          Checks/Debits/Fees:         469,490.44
                                          Ending Balance:             405,649.86
--------------------------------------------------------------------------------
Checks
--------------------------------------------------------------------------------

Date        Check #  Reference    Amount    Date        Check #   Reference   Amount
04/02/04        6    76713893      178.53  04/01/04        1014   51706522     2,992.88
04/02/04  *  1002    26510102      250.00  04/06/04        1015   70407386    18,954.78
04/02/04     1003    26510103      250.00  04/15/04  *     1019   42913374    76,599.79
04/02/04     1004    26509676      250.00  04/13/04        1020   60804114     4,589.46
04/05/04  *  1006    35226599    7,980.96  04/20/04        1021   94654289    56,718.11
04/01/04     1007    51706523      970.26  04/21/04        1022   57600954    20,442.00
04/07/04     1008    75024629    9,449.52  04/16/04        1023   96705597    48,000.00
04/23/04     1009    39101533    2,719.77  04/27/04        1024   13917661     1,335.60
04/09/04     1010    25109791      143.55  04/27/04  *     1026   63916612     1,237.82
04/01/04  *  1012    51810192      439.96  04/22/04  *  1023839   34211630    12,535.00
04/09/04     1013    25109790      878.70  04/05/04  *  1023841   86807345     2,573.75

   * Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

--------------------------------------------------------------------------------
OTHER WITHDRAWALS AND DEPOSITS
--------------------------------------------------------------------------------

Date         Description                    Withdrawals        Deposits
04/01/04     CREDIT MEMO                                        250,000.00
04/22/04     INTERNAL TRFR CREDIT                               400,000.00
             REF # 040422008957
04/22/04     OUTGOING WIRE-TELE NON-REP     200,000.00
             REF # 040422009045


--------------------------------------------------------------------------------
DAILY ACCOUNT SUMMARY
--------------------------------------------------------------------------------

Date                                   Withdrawals              Deposits         Balance
03/31/04                                                                       225,140.30
04/01/04                                  4,403.10              250,000.00     470,737.20
04/02/04                                    928.53                             469,808.67
04/05/04                                 10,554.71                             459,253.96
04/06/04                                 18,954.78                             440,299.18
04/07/04                                  9,449.52                             430,849.66
04/09/04                                  1,022.25                             429,827.41
04/13/04                                  4,589.46                             425,237.95
04/15/04                                 76,599.79                             348,638.16
04/16/04                                 48,000.00                             300,638.16
04/20/04                                 56,718.11                             243,920.05
04/21/04                                 20,442.00                             223,478.05
04/22/04                                212,535.00              400,000.00     410,943.05
04/23/04                                  2,719.77                             408,223.28
04/27/04                                  2,573.42                             405,649.86

--------------------------------------------------------------------------------
IMPORTANT INFORMATION
--------------------------------------------------------------------------------





                                                                END OF STATEMENT

LaSalle Bank N.A.
-----------------------------  --------------------------  ---------------------
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

          096 NA                            Enclosure(s)                       0
          ROUGE INDUSTRIES, INC D-I-P       Statement Date:             04/30/04
          PROFESSIONAL FEE CARVE OUT        Page 1 of 1
          CASE NO 03-13272                  Account Number            8603339105
          DSI ATTENTION STEVEN VICTOR
          70 W MADISON ST STE 2300
          CHICAGO IL 60602-4250

INSURED MONEY MARKET:          8603339105
Number of Days This Period:       30 Days   Beginning Balance:      2,000,554.64
Avg. Available Balance:      2,000,554.64   Deposits and Additions:          .00
Interest Earned This Year:       1,620.51   Interest Paid:              1,065.87
                                            Checks/Debits/Fees:              .00
                                            Ending Balance:         2,001,620.51

--------------------------------------------------------------------------------
Other Withdrawals and Deposits
--------------------------------------------------------------------------------

Date                Description              Withdrawals         Deposits
04/30/04           INTEREST PAID                                 1,065.87

--------------------------------------------------------------------------------
Daily Account Summary
--------------------------------------------------------------------------------

Date                Withdrawals         Deposits            Balance
03/31/04                                                    2,000,554.64
04/30/04                                1,065.87            2,001,620.51









--------------------------------------------------------------------------------
IMPORTANT INFORMATION
--------------------------------------------------------------------------------


                                                                End of Statement

LASALLE BANK N.A.
--------------------------------------------------------------------------------
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

        096                                          Enclosure(s)              1
        ROUGE INDUSTRIES, INC                        Statement Date:    04/30/04
        DEBTOR IN POSSESSION SALES PROCEEDS ACCT     Page 1 of 1
        CASE NO 03-13272                             Account Number   8603330591
        DSI ATTENTION STEVEN VICTOR
        70 W MADISON ST STE 2300
        CHICAGO IL  60602-4250


INSURED MONEY MARKET:            8603330591
Number of Days This Period:         30 Days   Beginning Balance:       100,574,916.02
Avg. Available Balance:      100,215,415.39   Deposits and Additions:       16,577.96
Interest Earned This Year:        85,305.80   Interest Paid:                53,393.46
                                              Checks/Debits/Fees:          650,000.00
                                              Ending Balance:           99,994,887.44

--------------------------------------------------------------------------------
OTHER WITHDRAWALS AND DEPOSITS
--------------------------------------------------------------------------------

DATE      DESCRIPTION                        WITHDRAWALS    DEPOSITS
04/01/04  DEBIT MEMO                          250,000.00
04/12/04  WIRE TRANSFER - INCOMING                         16,577.96
          REF # 040412003440
04/22/04  INTERNAL TRANSFER - TELEPHONE       400,000.00
          REF # 040422008957
04/30/04  INTEREST PAID                                    53,393.46

--------------------------------------------------------------------------------
DAILY ACCOUNT SUMMARY
--------------------------------------------------------------------------------

DATE                                         WITHDRAWALS    DEPOSITS          BALANCE
03/31/04                                                               100,574,916.02
04/01/04                                       250,000.00              100,324,916.02
04/12/04                                                    16,577.96  100,341,493.98
04/22/04                                       400,000.00               99,941,493.98
04/30/04                                                    53,393.46   99,994,887.44





--------------------------------------------------------------------------------
IMPORTANT INFORMATION
--------------------------------------------------------------------------------

                                                                END OF STATEMENT

-------------------------------------------------------------------------------
SUBSEQUENT TO THE EXECUTION OF THE ASSET PURCHASE AGREEMENT ON JANUARY 30, 2004, THE DEBTOR IS NO LONGER OPERATING OR GENERATING REVENUES. ACCORDINGLY THE DEBTOR DID NOT PREPARE AN INCOME STATEMENT FOR THE MONTH ENDED FEBRUARY 29, 2004, AND DOES NOT EXPECT TO DO SO FOR FUTURE MONTHS. PLEASE SEE THE ATTACHED ESTATE CASH FLOW FOR FURTHER DETAILS OF THE DEBTORS' OPERATIONS
-------------------------------------------------------------------------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.: 03-13272
                                                   REPORTING PERIOD: April, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                               RII     RSC   EVELETH  QS STEEL   ADJ.    TOTAL      CUMULATIVE
REVENUES                                                                                                FEBRUARY  FILING TO DATE
                                                             ---------------------------------------------------  --------------
Gross Revenues                                                                                           $0.000      $298.036
Less:  Returns and Allowances                                                                                               0
                                                             ---------------------------------------------------  --------------
Net Revenue                                                  $0.000  $0.000  $0.000    $0.000   $0.000   $0.000      $298.036

COST OF GOODS SOLD

Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                             ---------------------------------------------------  ------------
Cost of Goods Sold                                            0.000   0.000   0.000     0.000    0.000    0.000       252.662

Gross Profit                                                 $0.000  $0.000  $0.000    $0.000   $0.000   $0.000       $45.374

OPERATING EXPENSES

Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                               4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                                28.041
Rent and Lease Expense                                                                                                  4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                                     1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                              14.156
Other (attach schedule)                                                                                                12.726
                                                             ---------------------------------------------------  ------------
Total Operating Expenses Before Depreciation                  0.000   0.000   0.000     0.000    0.000    0.000        64.994
Depreciation/Depletion/Amortization                                                                                     6.342
                                                             ---------------------------------------------------  ------------
Net Profit (Loss) Before Other Income & Expenses             $0.000  $0.000  $0.000    $0.000   $0.000   $0.000       (25.962)

OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                                                          0.940
Income from Unconsolidated Subsidiaries                                                                                 1.360
Interest Expense                                                                                                        5.015
Other Expense (attach schedule)                                                                                         0.164
                                                             ---------------------------------------------------  ------------
Net Profit (Loss) Before Reorganization Items                $0.000  $0.000  $0.000    $0.000   $0.000   $0.000      ($28.840)

REORGANIZATION ITEMS

Professional Fees (1)                                                                                                   8.975
Loss from SeverStal Transaction                                                                                       216,216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                             ---------------------------------------------------  ------------
Net Profit (Loss)                                            $0.000  $0.000  $0.000    $0.000   $0.000   $0.000     ($254.031)
                                                                                                        --------  ------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES
(1) Net of pre-petition retainers applied.

-------------------------------------------------------------------------------
PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS PAGE LEFT INTENTIONALLY BLANK
-------------------------------------------------------------------------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.: 03-13272
                                                   REPORTING PERIOD: April, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                             FEBRUARY, 2004      CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                  FILING TO DATE
-----------------------------------------------------------------------------
OTHER COSTS



OTHER OPERATIONAL EXPENSES



OTHER INCOME



OTHER EXPENSES



OTHER REORGANIZATION EXPENSES




REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

IN RE: ROUGE INDUSTRIES, INC., ET AL                       CASE NO.: 03-13272
                                                   REPORTING PERIOD: April, 2004


                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                          ROUGE      ROUGE STEEL    EVELETH                            BOOK VALUE @
                                ASSETS                  INDUSTRIES     COMPANY      TACONITE    QS STEEL      ADJ.       4/30/04
                                                        ---------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                       $102.3                                           $102.3
Restricted Cash and Cash Equivalents                                       6.9                                (0.2)         6.7
Accounts Receivable (Net)                                   25.3          56.7                     11.1      (92.9)         0.2
Notes Receivable                                                                                                            0.0
Inventories                                                                                                                 0.0
Prepaid Expenses                                                           0.7                                              0.7
Professional Retainers                                                                                                      0.0
Other Current Assets (attach schedule)                                                                                      0.0
                                                        ---------------------------------------------------------------------------
  TOTAL CURRENT ASSETS                                     $25.3        $166.6        $0.0        $11.1     ($93.1)      $109.9

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                                             $0.0
Machinery and Equipment ("Waste Oxide")                                    9.0                                              9.0
Construction in Progress                                                                                                    0.0
Leasehold Improvements                                                                                                      0.0
Vehicles                                                                                                                    0.0
Less Accumulated Depreciation                                             (6.0)                                            (6.0)
                                                        ---------------------------------------------------------------------------
  TOTAL PROPERTY & EQUIPMENT                                $0.0          $3.0        $0.0         $0.0       $0.0         $3.0
OTHER ASSETS
Long Term Receivable                                                                                                        0.0
Investment in Unconsolidated Subsidiaries                                  9.4         2.2                   (11.7)         0.0
Pension Related Assets (1)                                                15.3                                             15.3
                                                        ---------------------------------------------------------------------------
  TOTAL OTHER ASSETS                                        $0.0         $24.7        $2.2         $0.0     ($11.7)       $15.3

TOTAL ASSETS                                               $25.3        $194.4        $2.2        $11.1    ($104.8)      $128.2
                                                        ===========================================================================
                                                                                                                      BOOK VALUE @
              LIABILITIES AND OWNER EQUITY                                                                               4/30/04
                                                        ---------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                                           $0.0
Taxes Payable                                                              1.3                                              1.3
Wages Payable                                                                                                               0.0
Accrued Vacation                                                                                                            0.0
Secured Debt / Adequate Protection Payments                                0.9                                              0.9
Professional Fees                                                                                                           0.0
Other Postpetition Liabilities (attach schedule)                                                                            0.0
                                                        ------------------------------------------------------------------------
  TOTAL POSTPETITION LIABILITIES                            $0.0          $2.2        $0.0         $0.0       $0.0         $2.2

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                              75.2                                             75.2
Priority Debt                                                              9.1         0.2          0.2                     9.6
Unsecured Debt                                              39.0         300.0         0.0         42.7      (93.1)       288.6
                                                        ------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES                           $39.0        $384.3        $0.3        $43.0     ($93.1)      $373.4

  TOTAL LIABILITIES                                        $39.0        $386.5        $0.3        $43.0     ($93.1)      $375.6

OWNER EQUITY
Capital Stock                                                             $0.2                                             $0.2
Additional Paid-In Capital                                               130.3                                            130.3
Retained Earnings - Pre-Petition                           (13.6)        (59.6)        2.0          8.6                   (62.6)
Retained Earnings - Post-Petition                           (0.1)       (215.1)                   (40.5)     (11.7)      (267.3)
Additional Minimum Pension Liability                                     (48.0)                                           (48.0)
                                                        ------------------------------------------------------------------------
  NET OWNER EQUITY                                        ($13.6)      ($192.1)       $2.0       ($31.9)    ($11.7)     ($247.4)

TOTAL LIABILITIES AND OWNERS' EQUITY                       $25.3        $194.4        $2.2        $11.1    ($104.8)      $128.2
                                                        ===========================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Pension Related Assets represent the funded portion of the Debtors' pension accounts which was not acquired by SeverStal per the terms of the APA.

-------------------------------------------------------------------------------
               PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE,
                      THIS PAGE LEFT INTENTIONALLY BLANK.
-------------------------------------------------------------------------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                CASE NO.:    03-13272
                                            REPORTING PERIOD:  April, 2004


                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                                                                 BOOK VALUE @
                            ASSETS                                  4/30/04
Other Current Assets

Other Assets



                                                                  BOOK VALUE @
                 LIABILITIES AND OWNER EQUITY                        4/30/04
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

-------------------------------------------------------------------------------
            THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS
       FOR ANY TAX LIABILITIES INCURRED DURING THE POST-PETITION PERIOD.
-------------------------------------------------------------------------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                 CASE NO.:      03-13272
                                             REPORTING PERIOD:     April, 2004


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                           ---------------------------------------------------------------------------------------------
                                                                     APRIL, 2004
                           ---------------------------------------------------------------------------------------------
                           BEGINNING             AMOUNT                                                         ENDING
                              TAX              WITHHELD OR        AMOUNT         DATE          CHECK NO.          TAX
                           LIABILITY             ACCRUED           PAID          PAID           OR EFT         LIABILITY
                           ---------             -------           ----          ----           ------         ---------
Federal
Withholding                       0                   0             0                                                 0
FICA-Employee                     0                   0             0                                                 0
FICA-Employer                     0                   0             0                                                 0
Unemployment                      0                   0             0                                                 0
Income                            0                   0             0                                                 0
                           -------------------------------------------                                         --------
   Total Federal Taxes         $0.0                $0.0          $0.0                                              $0.0
STATE AND LOCAL
Withholding                       0                   0             0                                                 0
Sales and Use                     0                   0             0                                                 0
Excise                            0                   0             0                                                 0
Unemployment                      0                   0             0                                                 0
Real Property                     0                   0             0                                                 0
Income and Franchise
Personal Property                 0                   0             0                                                 0
                           ---------
   Total State and Local        0.0

TOTAL TAXES


--------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                             NUMBER OF DAYS PAST DUE (@ 4/30/04)
                                             --------------------------------------------------------------------
                                              Current        0-30    31-60       61-90      Over 90        Total
                                             --------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable                                     1.3                                                        1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments         0.9                                                        0.9
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                             --------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                        $ 2.2                                                      $ 2.2


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

IN RE: ROUGE INDUSTRIES, INC., ET AL           CASE NO.:            03-13272
                                               REPORTING PERIOD:  April, 2004



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                     04/30/04
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period     $     --
+ Amounts reclassed during the period                                        --
- Amounts collected during the period                                        --

Total Accounts Receivable at the end of the reporting period           $     --
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                              04/30/04
--------------------------------------------------------------------------------
         Unbilled amounts (est.)(1)                                    $    0.2
         0 - 30 days old                                                     --
         31 - 60 days old                                                    --
         61 - 90 days old                                                    --
         91+ days old                                                        --
                                                                       ---------
         Total Accounts Receivable                                          0.2
           Plus: Reserves for Doubtful Accounts                              --
                                                                       ---------
         Accounts Receivable (Gross)                                   $    0.2


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                         YES                 NO
1.       Have any assets been sold or transferred outside the normal course of                            X
         business this reporting period?  If yes, provide an explanation below.

2.       Have any funds been disbursed from any account other than a debtor                               X
         in possession account this reporting period?  If yes, provide an explanation below.

3.       Have all postpetition tax returns been timely filed?  If no, provide
         an explanation below.                                                        X

4.       Are workers compensation, general liability and other necessary
         insurance coverages in effect?  If no, provide an explanation below.         X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.